                                                                  EXHIBIT 10.21

                              STOCKHOLDER AGREEMENT

         STOCKHOLDER AGREEMENT dated as of October 15, 1999 (the "AGREEMENT"), among WAVEXPRESS, INC., a Delaware corporation (the "COMPANY"), and the stockholders listed on EXHIBIT A hereto, as the same may be supplemented from time to time (individually, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

         WHEREAS, the holders of all of the shares of the Company's common stock and preferred stock and options or warrants to purchase the Company's common stock wish to set forth their relative rights with regard to election of the Company's Board of Directors, the transfer and issuance of the Company's securities and certain other matters concerning the Company's capital stock.

         Accordingly, the parties hereto agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS

         1.1. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings specified below:

         "AFFILIATE" shall mean, with respect to any Person, any other person which directly or indirectly controls, is controlled by, or is under common control with such person, including any limited partner, the general partner of which is any such other person.

         "BOARD" shall mean the Board of Directors of the Company.

         "COMMON STOCK" shall mean the Company's Common Stock, par value $0.0001 per share.

         "COMMON STOCK EQUIVALENTS" shall mean, with respect to any Stockholder, the number of shares of Common Stock owned by such Stockholder and the number of shares of Common Stock into or for which any shares of Preferred Stock or Convertible Securities owned by such Stockholder shall be convertible, exchangeable or exercisable (other than in

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                                      -2-

respect of accrued and unpaid dividends) as of the date of determination thereof.

         "CONVERSION STOCK" shall mean Common Stock into or for which shares of Preferred Stock or Convertible Securities shall have been converted, exchanged or exercised.

         "CONVERTIBLE NOTE" shall mean the Unsecured Convertible Term Note dated October 15, 1999 made by the Company payable to the order of Wave for the principal amount of $3,000,000.

         "CONVERTIBLE SECURITIES" shall mean any options, warrants, convertible notes or other securities or rights (other than Shares) convertible, exchangeable or exercisable, with or without the payment of additional consideration, into or for shares of Common Stock, directly or indirectly.

         "ENCUMBRANCES" shall mean any and all liens, claims, charges, security interests, options or other legal or equitable encumbrances.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         "FOUNDERS" shall mean Sarnoff and Wave.

         "INDEPENDENT THIRD PARTY" shall mean any Person excluding each of the following: (i) the Stockholders, (ii) the Company and (iii) any officer, director, Affiliate or Associate (within the meaning of Rule 12b-2 under the Exchange Act) of the Company or any Stockholder.

         "JOINT VENTURE AGREEMENT" shall mean the Joint Venture Agreement dated as of October 15, 1999, among the Company, Sarnoff and Wave, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "PERSON" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PREFERRED STOCK" shall mean the Company's Series A Preferred Stock, par value $0.0001 per share, having such rights, preferences and privileges as may be in effect from time to time.

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                                      -3-

         "PUBLIC SALE" shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act of 1933.

         "QUALIFIED INITIAL PUBLIC OFFERING" shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which not less than $15,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

         "SARNOFF" shall mean Sarnoff Corporation, a New Jersey corporation.

         "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         "SHARES" shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, now or hereafter issued.

         "WAVE" shall mean Wave Systems Corp., a Delaware corporation.

         "WAVE WARRANT" means the Warrant to Purchase Common Stock of the Company dated as of October 15, 1999 issued by the Company to Wave.

                                   ARTICLE 2.

                               BOARD OF DIRECTORS

         2.1. NOMINATION AND ELECTION OF DIRECTORS.

         (a) SELECTION OF NOMINEES. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder, to the extent that such Stockholder has voting rights, shall vote, or cause to be voted, or cause such Stokcholder's designees as directors to vote, all Shares owned by such Stockholder or over which such Stockholder has voting control, so as to fix the number of directors of the

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Company at five, and to nominate and elect such five directors of the Company as follows:

         (i) Three (3) individuals designated by Wave SO LONG AS Wave and its Affiliates own at least 1,800,000 Common Stock Equivalents; and

         (ii) Two (2) individuals designated by Sarnoff SO LONG AS Sarnoff and its Affiliates own at least 1,200,000 Common Stock Equivalents.

Each Stockholder agrees to vote, or to cause to be voted, all voting Securities owned by such Stockholder, or over which such Stockholder has voting control, in order to comply with this Section 2.1(a). The number of Common Stock Equivalents referred to in this Section 2.1(a) shall be adjusted proportionately in order to give effect to any stock dividends, splits, reverse splits, combinations or recapitalizations after the date of this Agreement.

         (b) If any vacancy shall occur in the Board of Directors of the Company as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who originally designated such vacating director. Each Person entitled to designate a director or a replacement for a director pursuant to this Section 5 shall also be entitled to designate the removal of such director, with or without cause.

         (c) No Stockholder shall vote any Shares in favor of the removal of a director nominated by one of the other Stockholders hereunder unless the right of any such Stockholder so to nominate such director shall no longer exist due to the reduction in the ownership of Common Stock Equivalents by such Stockholder pursuant to Section 2.1(a); PROVIDED, HOWEVER, that upon the request of the Stockholder to remove a director previously nominated by such Stockholder, the Stockholders shall vote all of their Shares in favor of (i) the removal of such director and (ii) the election of any replacement director as may be designated by such Stockholder.

         2.2. CONSENT TO CERTAIN ACTIONS. The Company hereby agrees that it will not take, and will not permit any of its subsidiaries to take, any of the actions set forth in EXHIBIT C attached hereto and incorporated herein by reference, and each of the Stockholders hereby agrees that it shall not vote any voting Shares owned by it or over which it has voting control for or approve, or cause any of the directors designated by it to vote for or approve, any of the actions set forth on Exhibit C, unless such action has been approved by the affirmative vote of (i) at least one (1) of the directors of the Company

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                                      -5-

designated by Wave pursuant to Section 2.1(a)(i) and (ii) at least one (1) of the directors of the Company designated by Sarnoff pursuant to Section 2.1(a)
(ii).

         2.3 PROXY. EACH STOCKHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH STOCKHOLDER OR OVER WHICH SUCH STOCKHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS ARTICLE 2 IN THE EVENT OF ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

         2.4 ACTION BY SECURITYHOLDERS. Each Stockholder further agrees that such Stockholder will not vote any voting Shares owned by such Stockholder or over which such Stockholder has voting control, or take any action by written consent, or take any other action as a stockholder of the Company, to circumvent the voting arrangements required by this Article 2. Without limiting the generality of the foregoing, each Stockholder agrees not to (a) vote any voting Shares owned by such Stockholder or over which such Stockholder has voting control, or take any other action as a stockholder of the Company, to approve any corporate action or transaction by the Company not previously approved by the Board elected in accordance with this Article 2 and the By-Laws of the Company, or (b) commence or maintain any shareholder's derivative suit challenging any action or transaction approved by the Company's Board.

         2.5. BOARD OF DIRECTORS MEETING EXPENSES. The Company shall reimburse each director for all reasonable out-of-pocket expenses incurred by such director in connection with the attendance at meetings of the Board.

         2.6. CONSENT TO CERTAIN ACTIONS PRIOR TO APPOINTMENT OF CEO. Anything to the contrary notwithstanding, until such time as a Chief Executive Officer of the Company satisfactory to Sarnoff and Wave has commenced employment with the Company, the Company hereby agrees that it will not take any of the actions set forth in EXHIBIT D attached hereto and incorporated herein by reference, and each of the stockholders hereby agrees that it shall not vote any voting Shares owned by it or over which it has voting control for or approve, or cause any of the directors designated by it to vote for or approve, any of the actions set forth on EXHIBIT D, unless such action has been approved by the affirmative vote of a majority of the committee consisting of Steven Sprague, Bruce Campelia and Craig Thuerson

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                                      -6-

(or any substitute members approved by Sarnoff and Wave), which majority vote shall include the approval of Steven Sprague.

                                   ARTICLE 3.

                               TRANSFER OF SHARES

         3.1. RESTRICTIONS ON TRANSFER. So long as this Agreement is in effect, no Stockholder shall sell, assign, transfer, give, encumber, pledge, hypothecate or in any other way dispose of any Shares or any Convertible Securities (any of which being a "TRANSFER"), except as provided in this Agreement. No Transfer in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no force or effect. Subject to the terms of this Agreement, the Stockholders shall be entitled to exercise all rights of ownership of their Shares and Convertible Securities.

         3.2. CERTAIN PERMITTED TRANSFERS. The Company and the Stockholders acknowledge and agree that any of the following Transfers shall be deemed to be in compliance with this Agreement, and shall not be governed by Section 3.3 or 3.4:

         (a) a Transfer made to the Company pursuant to Article 3 hereof or the redemption provisions applicable to the Preferred Stock as in effect from time to time;

         (b) a Transfer upon the death of a Stockholder to his executors, administrators and testamentary trustees;

         (c) a Transfer made by Sarnoff or Wave to any of their respective Affiliates or to any of their respective officers, directors, employees or consultants, or to any officer, director, employee or consultant of any of their respective Affiliates; and

         (d) a Transfer made for nominal consideration or as a gift in compliance with applicable federal and state securities laws to the Stockholder's spouse, parents or issue or to a trust, the beneficiaries of which, or to a corporation or partnership the stockholders or partners of which, include only the Stockholder and such Stockholder's spouse or issue.

         3.3. RIGHTS OF FIRST REFUSAL AND FIRST OFFER.

         (a) Each Stockholder agrees that, subject to the restrictions on Transfers contained in Sections 3.4 and 3.5 hereof and subject to the

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                                      -7-

provisions of Section 3.3(g), if any Stockholder (for purposes of this Section 3.3, a "TRANSFERRING STOCKHOLDER") wishes to Transfer any or all of the Shares or Convertible Securities then owned by such Transferring Stockholder, other than as provided in Section 3.2, 3.5 or 3.6 hereof, then such Transferring Stockholder shall first give a written notice (the "TRANSFER NOTICE") to the Company (and to the other Founder if the Transferring Stockholder is a Founder) specifying the number of Shares or Convertible Securities such Transferring Stockholder wishes to Transfer (the "TRANSFER SECURITIES"), containing an irrevocable offer (open to acceptance for a period of 30 days after the date such Transfer Notice is received) to sell the Transfer Securities to the Company (and the other Founder, if applicable) at the price (and upon such other terms) stated in the Transfer Notice, which price and terms shall be the same as the price and terms offered to such Stockholder by a bona fide third party offeror whose identity has been disclosed by the Transferring Stockholder (the "TRANSFER PRICE").

         (b) The Company shall have the right to purchase all, but not less than all, of the Transfer Securities at the Transfer Price and on terms identical to those set forth in the Transfer Notice. The Company shall have 20 days following receipt of the Transfer Notice (the "COMPANY PERIOD") to deliver written notice to the Transferring Stockholder that it wishes to purchase the Transfer Securities ("COMPANY ACCEPTANCE NOTICE"). If the Company shall not give a Company Acceptance Notice within the Company Period, the Company shall be deemed not to have elected to purchase the Transfer Securities.

         (c) If the Company has not elected (or has been deemed not to have elected) to purchase the Transferring Securities within the Company Period and the Transferring Stockholder is a Founder, the other Founder shall have the right to purchase all, but not less than all, of the Transfer Securities. Such other Founder shall have 20 days following the end of the Company Period to deliver a written notice to the Transferring Stockholder that it wishes to purchase the Transfer Securities ("FOUNDER ACCEPTANCE NOTICE"). If such Founder shall not give a Founder Acceptance Notice within 20 days following the end of the Company Period, such Founder shall be deemed not to have elected to purchase the Transfer Securities.

         (d) The closing of the purchase and sale of the Transfer Securities pursuant to clauses (b) or (c) of this Section 3.3 shall take place at the principal offices of the Company on the 15th business day after the Company Acceptance Notice or Founder Acceptance Notice, as applicable, is given. At such closing, the Company or the Founder, as applicable, shall deliver a certified check in the appropriate amount to the Transferring

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                                      -8-

Stockholder against delivery of duly endorsed certificates representing the Transfer Securities to be purchased. The Transfer Securities shall be delivered free and clear of all Encumbrances other than those imposed by this Agreement.

         (e) If the Company and, if applicable, the Founders, have not elected (or have been deemed not to have elected) to purchase the Transfer Securities pursuant to this Section 3.3, then the Transferring Stockholder shall have 90 days in which to Transfer all of the Transfer Securities, at a price not lower than the Transfer Price and on terms no more favorable to the transferee than those contained in the Transfer Notice, to any third party; PROVIDED, HOWEVER, that no Transfer may be made to any third party unless and until such third party delivers to the Company an executed consent in the form of EXHIBIT B hereto. Promptly after any Transfer pursuant to this Section 3.3, the Transferring Stockholder shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such Transfer and of the terms thereof as the Company may request. If, at the end of such 90 day period, the Transferring Stockholder has not completed the Transfer of the Transfer Securities, the Transferring Stockholder shall no longer be permitted to Transfer such Securities pursuant to this Section 3.3(e) without again complying with this Section 3.3 in its entirety. If the Transferring Stockholder determines at any time within such 90 day period that the Transfer of such Transfer Securities at a price not lower than the Transfer Price and on terms no more favorable to the transferee than those contained in the Transfer Notice is impractical, such Stockholder may terminate all attempts to Transfer such Transfer Securities and recommence the procedures of this Section 3.3 in their entirety without waiting for the expiration of such 90 day period by delivering written notice of such decision to the Company.

         (f) Transfers of Shares or Convertible Securities for property other than cash are not permitted pursuant to this Section 3.3.

         3.4. RESTRICTIONS IN CONNECTION WITH REGISTRATIONS. Each Stockholder agrees not to effect any sale or other transfer of Shares or Convertible Securities, during the seven days prior to the effective date of a registration statement effected pursuant to the terms of the Joint Venture Agreement and during such period of time beginning on such effective date as may be required by the underwriters of such offering and agreed to by the Company, but in no event exceeding 180 days (in each case except as part of such registration). Each Stockholder hereby acknowledges that such Stockholder shall have no right to include its Shares or Convertible Securities in any registration of Shares or Convertible Securities, except as expressly provided in Article 6 hereof.

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                                      -9-

         3.5. BRING ALONG.

         (a) BRING ALONG RIGHT. If, after complying with the right of first refusal procedures contained in Section 3.3, any Stockholder wishes to Transfer any Shares or Convertible Securities (other than any Transfer (i) pursuant to Section 3.2 or (ii) through a sale in a registered offering or through the right to sell securities provided by this Section 3.5), then such Stockholder must, as a condition to such Transfer, permit each Founder (or the other Founder if such selling Stockholder is a Founder) (for the purposes of this Section 3.5(a), individually a "REMAINING STOCKHOLDER" and collectively the "REMAINING STOCKHOLDERS") (or cause each such Remaining Stockholder to be permitted) to sell (either to the prospective purchaser of the selling Stockholder's Shares or to another financially reputable purchaser reasonably acceptable to such Remaining Stockholder) the same proportion of the Shares then owned by such Remaining Stockholder as the proportion that the number of Shares the selling Stockholder proposes to sell held by him on the date of the Transfer Notice bears to the total number of Shares held by him on such date, on substantially equivalent terms and at a substantially equivalent price to that offered by the third party offeror taking into account any difference in the type of securities (i.e., Preferred Stock, Common Stock or Convertible Securities) held by the selling Stockholder and the Remaining Stockholders who desire to sell Shares. All numbers of Shares under this Section 3.5 and Section 3.6 shall be determined on the basis of full conversion, exchange or exercise of all Convertible Securities.

         (b) NOTICE. Each Stockholder's obligation under Section 3.5(a) to afford each of the Remaining Stockholders (or to cause each of them to be afforded) the rights referred to herein will be discharged if the Remaining Stockholders are given written notice hereof simultaneously with the giving of the Transfer Notice required by Section 3.3 and if such notice provides that each of the Remaining Stockholders may elect to avail himself of such rights by a written reply given on or before the expiration of the time period referred to in Section 3.3, addressed to such Person as may be designated in the Transfer Notice.

                                   ARTICLE 4.

                          LIMITED FIRST REFUSAL RIGHTS

         4.1 ANTI-DILUTION PROVISION. Except for the issuance of Shares and Convertible Securities (i) pursuant to any Public Sale, (ii) upon the conversion of Convertible Securities, (including, without limitation, the

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Convertible Note and the Wave Warrant), (iii) to employees, directors or consultants of the Company in consideration for their service or continued service to the Company, (iv) as consideration for acquisitions by the Company of the assets or business of another Person or entity, (v) for the establishment of corporate relationships for purposes other than raising capital (including, without limitation, joint ventures and corporate partnerships), and (vi) as a dividend on the outstanding Shares, if the Company authorizes the issuance of any Shares or Convertible Securities (collectively, "FIRST REFUSAL SECURITIES"), the Company will first offer to sell to each Founder a portion of such First Refusal Securities equal to the percentage determined by dividing (A) the number of Common Stock Equivalents held by such Founder and such Founder's Affiliates and the employees, officers, directors and consultants of such Founder and such Founder's Affiliates, BY (B) the number of Common Stock Equivalents then outstanding. Each Founder will be entitled to purchase all or part of such First Refusal Securities at the same price and on the same terms as such stock or securities are to be offered to any other Persons.

         4.2 FOUNDERS' EXERCISE OF RIGHT. Each Founder must exercise its purchase rights under this Article 4 within 15 days after receipt of a written notice from the Company describing in reasonable detail the First Refusal Securities being offered, the purchase price thereof, the payment terms and such Founders' percentage allotment. If all of the First Refusal Securities offered to the Founders are not fully subscribed by the Founders, the First Refusal Securities which are not so subscribed for will be reoffered to the Founders purchasing their full allotment upon the terms set forth in this paragraph, except that such Founders must exercise their purchase rights within five (5) days after receipt of such reoffer.

         4.3 COMPANY'S EXERCISE OF RIGHT. Upon the expiration of the offering periods described above, the Company will be free to sell such First Refusal Securities which the Founders have not elected to purchase during the 60 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Founders. Any First Refusal Securities offered or sold by the Company after such 60-day period must be reoffered to the Founders pursuant to the terms of this Article 4.

         4.4 ASSIGNMENT. The rights of any Founder under Section 4.2 may be assigned by such Founder to any Affiliate of such Founder or to any employee, officer, director or consultant to such Founder or to such Founder's Affiliates.

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                                      -11-

                                   ARTICLE 5.

                                   TERMINATION

         5.1. This Agreement will terminate upon the earlier to occur of (i) the completion of any voluntary or involuntary liquidation or dissolution of the Company, and (ii) the completion of a Qualified Public Offering and the expiration of all lock-up periods in such Qualified Public Offering.

                                   ARTICLE 6.

                                  MISCELLANEOUS

         6.1. CERTIFICATE LEGEND. Upon execution of this Agreement, the certificates representing Shares and Convertible Securities held by the Stockholders shall contain substantially the following legend, in addition to any other legends deemed appropriate or necessary by the Company:

         This certificate is transferable only upon compliance with and subject to the provisions of a Stockholder Agreement among the Company, its stockholders and their respective spouses, a copy of which Agreement is on file in the office of the Secretary of the Company at its principal place of business. The Company will furnish a copy of such Agreement to the record holder of this Certificate, without charge, upon written request to the Company at its principal place of business or registered office.

         6.2. NEGOTIABLE FORM. Whenever any Shares are to be delivered or sold pursuant to this Agreement, the Person selling such Shares shall deliver such certificates or other instruments duly endorsed or accompanied by appropriate stock powers or assignments separate from the instrument.

         6.3. ENFORCEMENT. No Shares or Convertible Securities shall be transferred on the books of the Company and no sale, assignment, transfer, pledge or other disposition thereof shall be effective unless and until the terms and provisions of this Agreement are complied with, and in cases of violation of this Agreement by the attempted transfer of the Shares or Convertible Securities without compliance with the terms and provisions thereof, such sale, assignment, transfer, pledge or other disposition shall be invalid and of no effect, and the Company and/or any of the Stockholders who are not attempting to transfer the Shares or Convertible Securities shall have the right to compel the Stockholder who is attempting to transfer the Shares

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                                      -12-

or Convertible Securities, and/or the purported transferee, to transfer and deliver the same in accordance with the applicable provisions of this Agreement.

         6.4. SPECIFIC PERFORMANCE. The parties hereto recognize that the Company's Shares and Convertible Securities cannot be readily purchased or sold on the open market and that it is to the benefit of the Company and the Stockholders that this Agreement be carried out; and for those and other reasons, the parties hereto would be irreparably damaged if this Agreement is not specifically enforced in the event of a breach hereof. If any controversy concerning the rights or obligations to purchase or sell any Shares and Convertible Securities arises, or if this Agreement is breached, the parties hereto hereby agree that remedies at law might be inadequate and that, therefore, such rights and obligations, and this Agreement, shall be enforceable by specific performance. The remedy of specific performance shall not be an exclusive remedy, but shall be cumulative of all other rights and remedies of the parties hereto at law, in equity or under this Agreement.

         6.5. TRANSFEREES AND FUTURE STOCKHOLDERS. The Company and the Stockholders shall cause any transferee of any Shares or Convertible Securities that is not already a party to this Agreement and any future Stockholder of the Company to execute a consent in the form attached as EXHIBIT B hereto, prior to or simultaneously with such transfer, to be bound by the terms and conditions of the Agreement. Upon execution thereof, provided such transfer shall not have been made in contravention of this Agreement, such Stockholder shall be entitled to the rights of an owner of the Shares or Convertible Securities held by such Stockholder hereunder, provided that the foregoing shall not apply to Shares or Convertible Securities that have been sold pursuant to an effective registration statement under the Securities Act or Rule 144 thereunder.

         6.6. NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by telecopier or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address as any such party may notify to the other parties in writing:

         (a) if to the Company:

         WaveXpress, Inc.
         201 Washington Road, 3-075
         Princeton, NJ  08543
         Attn: President
         Facsimile No.: (609) 720-4817

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                                      -13-

         (b) if to a Stockholder,
             at the address set forth on
             Exhibit A hereto,

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, five business days after dispatch.

         6.7. BINDING EFFECT; ASSIGNMENT. This Agreement, including, the rights and conditions contained herein in connection with disposition of Shares and Convertible Securities, shall be binding upon the parties hereto, together with their respective executors, administrators, successors, personal representatives, heirs and assigns permitted under this Agreement.

         6.8. GOVERNING LAW. THE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

         6.9. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         6.10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

         6.11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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                                      -14-

         6.12. AMENDMENTS. No modification, amendment of waiver of any provision of this Agreement will be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the holders of at least 80% of the total number of then outstanding Shares held by the Stockholders; PROVIDED, HOWEVER, that (i) no amendment, modification or waiver of any provision of this Agreement that could materially adversely affect the rights of the Founders hereunder in a manner different from the rights of the other Stockholders shall be effective against such Founders without their written consent, and (ii) no amendment, modification or waiver of any provision of this Agreement that could materially adversely affect the rights of the other Stockholders hereunder in a manner different from the rights of the Founders shall be effective against such other Stockholders unless approved in writing by the holders of a majority of the Shares held by such other Stockholders constituting Common Stock. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         6.13. CAPTIONS. The captions of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         6.14. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, and vice versa, as the context requires.

         6.15. SPOUSES. By executing this Agreement, the spouse of each Stockholder that is an individual agrees to be bound in all respects by the terms of this Agreement to the same extent as the Stockholders. Each spouse further agrees that should she or he predecease the Stockholder to whom she or he is married or should she or he become divorced from such Stockholder, any of the Shares which such spouse may own or in which she or he may have any interest shall remain subject to all of the restrictions and to all of the rights of the Stockholders contained in this Agreement.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                 WAVEXPRESS, INC.

                                 By:
                                    -------------------------------------------
                                     Bruce Campelia
                                     President

SARNOFF CORPORATION

                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                 WAVE SYSTEMS CORP.

                                 By:
                                    -------------------------------------------
                                     Steven Sprague
                                     President

                                    EXHIBIT A

                                  STOCKHOLDERS

Sarnoff  Corporation
201 Washington Road
CN 5300
Princeton, NJ 08543-5300
Attention: Anne M. VanLent
Facsimile No: (609) 734-2888

Wave Systems Corp.
480 Pleasant Street
Suite A-200
Lee, MA 01238
Attention: Gerard Feeney, Chief Financial Officer
Facsimile No.: (413) 243-0045

                                    EXHIBIT B

                                 FORM OF CONSENT

         The undersigned, having purchased Shares of WaveXpress, Inc., hereby agrees to be bound by the terms and conditions of the Stockholder Agreement of the Company as a "Stockholder" thereunder, the form of which is attached hereto, as if the undersigned had been a party to such agreement as of the date thereof.

         Name:
              -----------------------------------------------------------------
         Signature:
                   ------------------------------------------------------------
         Address:
                 --------------------------------------------------------------

         Telecopy No.:
                      ---------------------------------------------------------
         No. of Shares:
                       --------------------------------------------------------

         I, the undersigned, being the spouse of the above-named Stockholder, hereby acknowledge that I have read and understand the Stockholder Agreement, and I agree to be bound by the terms thereof, including, but not limited to,
Section 6.15 thereof.

         Name:
              -----------------------------------------------------------------

         Signature:
                   ------------------------------------------------------------

                                    EXHIBIT C

                           CONSENT TO CERTAIN ACTIONS

(a) the election of the Chief Executive Officer of the Company;

(b) the declaration or payment of any dividends or other distributions in respect of any capital stock (including, without limitation, the Common Stock and the Preferred Stock) of the Company and its subsidiaries;

(c) any action to effect the voluntary, or which would precipitate an involuntary, dissolution or winding-up of the Company or any of its subsidiaries;

(d) the creation, modification, amendment or repeal of the Certification of Incorporation or By-laws of the Company or any of its subsidiaries, or the creation or issuance of any equity security, including any security convertible into or exercisable for any equity security having a preference over, or being on a parity with the Preferred Stock with respect to voting, dividends, redemption or liquidation rights;

(e) the entering into or consummating of any merger or consolidation, or any sale, lease, sublease or other transfer or disposition of all or substantially all of the assets of the Company or any of its subsidiaries; or

(f) any redemption, purchase or other acquisition of any shares of capital stock (including, without limitation, the Common Stock and the Preferred Stock) of the Company or any of its subsidiaries.

(g) except pursuant to the agreements contemplated by the Joint Venture Agreement, enter into any transaction with an Affiliate of the Company or any entity in which any officer, director or employee of the Company (or a spouse or any immediate family member of the same) has an ownership or other financial interest, whether directly or indirectly (other than as a holder of less than 3% of the common stock of any publicly traded company).

                                    EXHIBIT D

                  CONSENT TO CERTAIN ACTIONS PRIOR TO FIRST CEO

(a) the establishment and modification of the annual budget and forecasts with respect to income, balance sheets, cash flow, and capital expenditures of the Company;

(b) (i) the entering into by the Company of any agreement which requires total payments of more than $5,000, (ii) the making of any expenditure in excess of $5,000 (iii) the sale or license or any commitment for the sale or license by the Company of any assets or property which individually have a value of more than $5,000;

(c) (i) the incurrence by the Company or any of its Subsidiaries of any indebtedness for borrowed money (including, without limitation, the establishment of a line of credit at any bank or other financial institution), other than any indebtedness for borrowed money incurred pursuant to the Convertible Note (as defined in the Joint Venture Agreement), or (ii) the granting by the Company of any liens on any of its properties or assets except (A) liens to secure taxes, assessments and other governmental charges in respect of obligations not overdue, (B) landlord's or lessor's liens under leases under which the Company is the lessee, and
    (C) liens being contested by the Company in good faith by appropriate proceedings;

(d) the giving by the Company of any guaranties or indemnities in connection with the debt or other obligations of any Person, except in connection with product and service warranties in the ordinary course of business;

(e) the institution or settlement of any lawsuit or other legal proceeding involving a claim by the Company of more than $5,000;

(f) the appointment or retention of auditors or legal counsel for the Company;

(g) the entering into by the Company of any oral or written contract outside the ordinary course of business which contemplates the payment to or by the Company of more than $5,000 in the aggregate; and

(h) the entering into by the Company of any agreement obliging, committing or binding the Company to do any thing or take any action referred to in clauses (a)-(g) above.